Exhibit 99.1

Media Contact: Investor Contact:
Jessica Stejskal | SVP MarketingJustin Horstman | VP Investor Relations
jessica.stejskal@bwbmn.com | 952.893.6860justin.horstman@bwbmn.com | 952.542.5169

December 16, 2024

Bridgewater Bancshares, Inc. Completes Acquisition

of First Minnetonka City Bank

St. Louis Park, MN – Bridgewater Bancshares, Inc. (Nasdaq: BWB) (“Bridgewater”), the parent company of Bridgewater Bank, announced the completion of Bridgewater Bank’s acquisition of First Minnetonka City Bank (“FMCB”), effective December 13, 2024.

“We are excited to welcome First Minnetonka City Bank’s team members and clients to Bridgewater as we demonstrate our unique culture, provide responsive service and simple solutions, and offer an enhanced suite of products and services,” said Bridgewater Chairman and Chief Executive Officer, Jerry Baack. “This complementary acquisition aligns with and accelerates Bridgewater’s strategic priorities, including our focus on continued growth within the Twin Cities community. We believe the momentum created through the acquisition, along with ongoing market disruption in the Twin Cities, provides a catalyst for future success as we head into 2025.”

With the completion of the acquisition, Bridgewater has approximately $5.0 billion in total assets with nine full-service branches across the Twin Cities.

D.A. Davidson & Co. served as financial advisor and Barack Ferrazzano Kirschbaum & Nagelberg LLP served as legal counsel to Bridgewater. Olsen Palmer LLC served as financial advisor and Winthrop & Weinstine PA served as legal counsel to First Minnetonka City Bank.

About Bridgewater
Bridgewater Bancshares, Inc. is a St. Louis Park, Minnesota-based financial holding company. Bridgewater’s banking subsidiary, Bridgewater Bank, is a premier, full-service Twin Cities bank dedicated to serving the diverse needs of commercial real estate investors, entrepreneurs, business clients and successful individuals. By pairing a range of deposit, lending and treasury management solutions with a responsive service model, Bridgewater has seen continuous growth and profitability. With total assets of approximately $5.0 billion and nine branches, Bridgewater is considered one of the largest locally led banks in the State of Minnesota, and has received numerous awards for its growth, banking services and esteemed corporate culture.

Forward-Looking Statements
This press release contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, statements concerning plans, estimates, calculations, forecasts and projections with respect to the anticipated future performance of Bridgewater. These statements are often, but not always, identified by words such as “may”, “might”, “should”, “could”, “predict”, “potential”, “believe”, “expect”, “continue”, “will”, “anticipate”, “seek”, “estimate”, “intend”, “plan”, “projection”, “would”, “annualized”, “target” and “outlook”, or the negative version of those words or other comparable words of a future or forward-looking nature.

Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: the possibility that any of the anticipated benefits of the merger will not be realized or will not be realized within the expected time period; the challenges of integrating and retaining key employees; the risk that integration of First Minnetonka City Bank’s operations with those of Bridgewater Bank will be materially delayed or will be more costly or difficult than expected; changes to tax legislation and their potential effects on the accounting for the merger; diversion of management’s attention from ongoing business operations and opportunities due to the merger; the effect of the merger on Bridgewater Bancshares, Inc.’s customer and employee relationships and operating results; changes in the global economy and financial market conditions and the business, results of operations and financial condition of Bridgewater Bancshares, Inc.; and any other risks described in the “Risk Factors” sections of reports filed by Bridgewater Bancshares, Inc. with the Securities and Exchange Commission.

Any forward-looking statement made by us in this presentation is based only on information currently available to us and speaks only as of the date on which it is made. Bridgewater undertakes no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise. Certain of the information contained in this presentation is derived from information provided by industry sources. Although Bridgewater believes that such information is accurate and that the sources from which it has been obtained are reliable, Bridgewater cannot guarantee the accuracy of, and have not independently verified, such information.